UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 29, 2004

Penn Engineering & Manufacturing Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-5356	23-0951065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1000, Danboro, Pennsylvania 18916

(Address of Principal Executive Office) (Zip Code)

(215) 766-8853

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release issued by Penn Engineering & Manufacturing Corp. (the “Company”) dated April 29, 2004.

Item 12.   Results of Operations and Financial Condition

On April 29, 2004, the Company issued a press release regarding the Company’s financial results for its first quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PENN ENGINEERING & MANUFACTURING CORP.

Date: April 29, 2004	By:	/s/ KENNETH A. SWANSTROM
Kenneth A. Swanstrom Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

99.1	Press release issued by Penn Engineering & Manufacturing Corp. (the “Company”) dated April 29, 2004.